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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-53805 and 333-86997) of Atlantic Data Services, Inc. of our report dated May 5, 2003, except for the fourth paragraph of Note 14 for which the date is June 4, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
June 23, 2003